EXHIBIT 19(a)




                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio and State of Texas on the 8th day of November, 1993.

                                            USAA MUTUAL FUND, INC.

                                            /s/Michael J.C. Roth
                                            -----------------------
                                            Michael J.C. Roth
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Know all men by these presents that each person whose signature appears below constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

     (Signature)                  (Title)                       (Date)


/s/Hansford T. Johnson       Chairman of the Board          November 8, 1993
--------------------------   of Directors
Hansford T. Johnson


/s/Michael J.C. Roth         Vice Chairman of the           November 8, 1993
--------------------------   Board of Directors and
Michael J.C. Roth            President (Principal
                             Executive Officer)

/s/Sherron A. Kirk           Treasurer (Principal           November 8, 1993
--------------------------   Financial and
Sherron A. Kirk              Accounting Officer)


/s/John W. Saunders, Jr.     Director                       November 8, 1993
--------------------------
John W. Saunders, Jr.


/s/C. Dale Briscoe           Director                        November 8, 1993
--------------------------
C. Dale Briscoe


/s/George E. Brown           Director                        November 8, 1993
--------------------------
George E. Brown


/s/Howard L. Freeman, Jr.    Director                        November 8, 1993
--------------------------
Howard L. Freeman, Jr.


/s/Richard A. Zucker         Director                        November 8, 1993
--------------------------
Richard A. Zucker




                          EXHIBIT 19(b)





                        POWER OF ATTORNEY


      Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power or substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Hansford T. Johnson                      September 6, 1995
---------------------------------            ---------------------
Hansford T. Johnson, Director                Date



                        POWER OF ATTORNEY


      Know all men by these presents that the undersigned
Director of USAA MUTUAL FUND, INC., a Maryland Corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as her true and lawful attorney-in-fact and agent, with full power or substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as an independent Director for the Fund on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection with such filing and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Barbara B. Dreeben                       September 12, 1995
---------------------------------            ---------------------
Barbara B. Dreeben, Director                 Date